Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of The TJX Companies, Inc. (the “Company”), does hereby certify that to my knowledge:
1.	the Company’s Form 10-Q for the fiscal quarter ended October 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Company’s Form 10-Q for the fiscal quarter ended October 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey G. Naylor

Name:	Jeffrey G. Naylor
Title:	Senior Executive Vice President,
Chief Financial and Administrative Officer
Dated: November 24, 2010